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                                                                   EXHIBIT 10.36

                                PLEDGE AGREEMENT


             THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of October 12, 1999, is executed by Lee Waters ("Pledgor"), in favor of ClientLogic Corporation, a Delaware corporation ("Lender").

                                    RECITALS

        A. Pledgor has requested that Lender make a loan to Pledgor in the principal amount of $374,270.57 (the "Loan") pursuant to that certain Promissory Notes, dated as of even date herewith, made by Pledgor in favor of Lender (the "Note") in connection with Lender's relocation of Pledgor to Nashville, Tennessee, and other reasons.

        B. It is a condition precedent to the obligations of Lender to make the Loan under the Note that Pledgor shall have executed and delivered this Pledge Agreement.

                                    AGREEMENT

             NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Lender as follows:

             1. Definitions and Interpretation. All terms defined in the New York Uniform Commercial Code (the "UCC") shall have the respective meanings given to those terms in the UCC.

             2. The Pledge. To secure the payment when due of all obligations and liabilities of Pledgor under the Note, including all principal and interest (the "Obligations"), Pledgor hereby pledges and assigns to Lender, and grants to Lender a security interest in, all of Pledgor's right, title and interest, whether now existing or hereafter arising, in the following property (the "Collateral"):

                   (a) all right, title and interest of Pledgor in and to _______ shares (the "Pledged Shares") of common stock, par value $0.01 per share ("Common Stock"), of ClientLogic Holding Corporation presently owned or hereafter acquired by Pledgor;

                   (b) all dividends, other distributions or other property, securities or instruments in respect of or in exchange for the Pledged Shares, whether by way of recapitalization, mergers, consolidations, split-ups, combinations or exchanges of shares or otherwise; and

                   (c) all proceeds of the foregoing.

             3. Delivery of Pledged Shares.

                   (a) In furtherance of the pledge provided for herein, concurrent with the execution of this Pledge Agreement, Pledgor has delivered to Lender each and

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    every certificate representing Pledged Shares presently owned by Pledgor, together with any and all documentation of such delivery that Lender may reasonably request.

                   (b) With respect to certificates (each an "After-Acquired Certificate") for any Pledged Shares hereafter acquired by Pledgor from Lender or any third party, Pledgor shall immediately deliver, or cause to be delivered, to Lender each and every After-Acquired Certificate, together with any and all documentation of such delivery that Lender may reasonably request. ClientLogic Holding Corporation shall not be obligated to deliver any After Acquired Certificates representing the Pledged Shares to Pledgor but may instead deliver such Lender.

                   (c) Notwithstanding anything to the contrary herein or elsewhere contained, during any such time as Pledgor comes into possession of any certificates for Pledged Shares, such possession shall be deemed to be in trust for the benefit of Lender, and Pledgor shall immediately, upon coming into possession of any certificates for Pledged Shares, submit written notification to Lender of Pledgor's possession of such certificates and shall immediately deliver, or cause to be delivered, to Lender such certificates, together with any and all documentation of such delivery that Lender may reasonably request.

             4. Representations and Warranties. Pledgor hereby represents and warrants as follows:

                   (a) The Pledged Shares owned by Pledgor on the date hereof have been duly authorized and validly issued and are fully paid and non-assessable.

                   (b) Pledgor is the legal and beneficial owner of the Pledged Shares, free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Pledge Agreement.

                   (c) The pledge of the Pledged Shares hereby does not require the consent of any person, and no filing or registration with, or notice to any governmental body is necessary for the validity, enforceability or perfection of such pledge.

             5. Further Assurances. Pledgor agrees that at any time and from time to time, at Pledgor's expense, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to the Collateral.

             6. Rights on Default.

                   (a) Remedies. Upon (i) any failure by Pledgor to pay any of the Obligations within five (5) days of the date when due, (ii) a sale, transfer or other conveyance of the Collateral or (iii) a breach of this Pledge Agreement by the Pledgor (a "Default"), Lender may, subject to any necessary consent by any governmental body, exercise all rights and remedies of a secured party under the UCC or otherwise by law.

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    The proceeds of any sale or other disposition of Collateral shall be applied in accordance with the provisions of the Note.

                   (b) Voting. Unless a Default has occurred and is continuing, Pledgor shall have and retain all right to vote the Pledged Shares which Pledgor owns at any given time.

             7. Miscellaneous.

                   (a) Notices. All notices and communications under this Pledge Agreement shall be delivered in accordance with the provisions set forth in the Note.

                   (b) Nonwaiver. No failure or delay on Lender's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

                   (c) Amendments and Waivers. This Pledge Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Pledgor and Lender. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

                   (d) Binding Effect. This Pledge Agreement shall be binding upon and inure to the benefit of Lender and Pledgor and their respective successors and assigns.

                   (c) Cumulative Eights. The rights, powers and remedies of Lender under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Lender by law, or in equity, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's rights hereunder.

                   (f) Partial Invalidity. If any time any provision of this Pledge Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction in any respect, neither the legality, validity or enforceability of the remaining provisions of this Pledge Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                   (g) Expenses. Pledgor shall pay on demand all reasonable out-of-pocket fees and expenses, including reasonable attorneys' fees and expenses, incurred by Lender in connection with custody, preservation or sale of, or other realization on, any of the Pledged Shares.

                   (h) APPLICABLE LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF NEW YORK.

                   (i) Submission to Jurisdiction; Waivers. (i) The Pledgor hereby irrevocably submits for himself and his property in any legal action or proceeding

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       relating to this Pledge Agreement, the Note or any other document executed in connection herewith or therewith to the exclusive jurisdiction of the state courts located in the city of Buffalo, State of New York, the courts of the United States of America for the Western District of New York, and appellate courts from any thereof. Pledgor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Pledge Agreement or any other instruments executed in connection herewith brought in any such court, and hereby further irrevocably waives any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                   (ii) The Pledgor hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by the Lender on this Pledge Agreement, the Note or any other document executed in connection herewith or therewith, any and every right he may have to (i) injunctive relief, (ii) a trial by jury, (iii) interpose any counterclaim therein and
    (iv) have the same consolidated with any other or separate suit, action or proceeding.

                   (j) Return of Collateral. Upon satisfaction in full of the Obligations, Lender shall promptly return to Pledgor the Collateral.

             IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be executed as of the day and year first above written,




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                                               Signature of Pledgor

                                               Lee Waters
                                               ------------------------------
                                               Name of Pledgor (Please Print)

    ACKNOWLEDGED AND ACCEPTED


    CLIENTLOGIC CORPORATION



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